SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                               --------------

                                  FORM 8-K

                               CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 25, 1995

                  CORE TECHNOLOGIES (PENNSYLVANIA), INC.
               --------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)

DELAWARE                         000-17577          22-2537194
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(State or other jurisdiction     (Commission        (I.R.S. Employer
of incorporation)                File Number)       Identification No.)


110 Summit Drive  Exton, PA                                       19341
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (610) 524-7000



ITEM 2.     Acquisition or Disposition of Assets

   On August 25, 1995 (the "Closing"), the Company sold all of the assets of its Furnishings Business, consisting of the business of designing, manufacturing and distributing space-efficient, modular workstation systems and a line of complementary office products, including cable and wiring systems, ergonomically designed seating products, and air management systems for temperature blending and breathing zone filtration. The Company had conducted the Furnishings Business directly, and through its 90% owned subsidiary, Corel Corporate Seating, Inc. ("Corel"). This business includes the Company's modular, configured furniture systems business as well as the commercial and industrial seating business of its subsidiary Corel. The Company will continue to operate its security and control system integration and installation business through its subsidiary Maris Equipment Company, Inc. ("Maris") and its indoor air quality and hospital/healthcare environmental control business through its subsidiary Airo Clean, Inc. ("Airo Clean").

   The assets sold include accounts receivable, furniture, fixtures, machinery and equipment, intellectual property (including rights to the name "CenterCore"), inventory, real property leases, leasehold improvements, and outstanding dealer agreements, government supply contracts, and other agreements. As a part of the sale, the Company and the Buyer granted to each other royalty-free licenses (the "License Agreements") to use certain patents and trademarks relating to air circulation and filtration products which were marketed by both CenterCore and Airo Clean. The Buyer will have the right to market the products in all places where contract furniture may be sold, and the Company will have the right to market the products in hospital and industrial cleanroom applications, except where the Buyer may sell contract furniture.

   The Furnishings Business was sold to The CenterCore Group, Inc. (the "Buyer"), which is a newly formed Delaware corporation which was organized for the sole purpose of acquiring the assets of and operating the Furnishings Business. The Buyer was organized by the principals of The Apollo Group, Inc. ("Apollo"), a private investment group specializing in the acquisition and continued management of established manufacturing companies. Prior to the transaction, the Buyer had no material assets, properties or liabilities. Apollo was founded in 1983, and has participated in the acquisition and management of 12 small to middle market size operating companies. Neither the Buyer, Apollo nor its principals are affiliated with the Company, and neither the Company nor any of its current executive officers, directors, nor controlling persons has any ownership interest in the Buyer. A former executive officer of the Company was employed by the Buyer upon consummation of the sale, and may be granted an equity interest in the Buyer.

   The purchase price (the "Purchase Price") was determined as a result of arm's length negotiations with the Buyer, after an extensive search for potential purchasers was conducted on behalf of the Company by a business broker in the furniture business. The Purchase Price is comprised of three components, determined based on a balance sheet of the assets and liabilities sold to the Buyer, as follows: cash consideration (the "Cash Consideration") of $2.5 million less the amount, if any, by which the working capital at Closing (defined as accounts receivable plus inventory minus accounts payable) is less than $5 million (the "Working Capital Deficit"); installment payments equal to the sum of $1 million, plus the amount of accounts receivable at Closing less assumed liabilities at Closing, plus one-half the excess of the amount of inventory at Closing over $1 million, less the Cash Consideration (the "Installment Payments"); and a subordinated note component which is equal to one-half of the difference between the amount of inventory at Closing less $1 million, less any excess inventory reserve at Closing, plus $1.065 million plus capital expenditures (determined in accordance with GAAP) between January 1, 1995 and the Closing, less the book value of fixed assets disposed of between January 1, 1995 and the Closing, plus security deposits and pre-paid expenses at Closing (the "Subordinated Note Component").

   Based on the preliminary pro forma closing date balance sheet (the "Preliminary Balance Sheet") prepared by the Company at Closing, the Cash Consideration paid was $2.5 million, the aggregate Installment Payments will be $2.1 million, and the principal amount of the Subordinated Note is $1.9 million, for an aggregate Purchase Price of $6.5 million. The Cash Consideration and the amount of the Installment Payments will be adjusted, as required, after Closing based on a final audited closing date balance sheet. The amounts of the components of the Purchase Price were estimated in the Company's Information Statement mailed to its stockholders on August 4, 1995 in connection with the stockholders' vote to approve the sale to be Cash Consideration of $2.5 million, aggregate Installment Payments of $2 million, and a Subordinated Note of $2 million, for an aggregate Purchase Price of $6.5 million. Therefore, the actual amount of the aggregate Purchase Price was the same as the amount estimated in the Information Statement.

   The Installment Payments are to be made in four payments with the first installment for one-fifth of the total amount payable nine months after the Closing Date. The remaining three installments will be in equal amounts, and will be due on June 30, 1996, September 30, 1996 and December 31, 1996. The Installment Payments will be non-interest bearing, will be subordinated to the Company's senior debt, and will be secured by a second lien on all of the Buyer's assets.

   The Subordinated Note bears interest at the rate of 8% per annum, commencing to accrue on the first anniversary of the closing date. The principal amount of the Subordinated Note will be amortized on a seven year level schedule with semi-annual payments and with a balloon payment due on the fifth anniversary of the closing date. Interest and principal payments will commence 18 months after the closing date and continue semi-annually thereafter until maturity. In the event that Buyer's EBITAD (earnings before interest, taxes, depreciation and amortization) exceeds $2 million dollars for any fiscal year prior to repayment of the Subordinated Note, an additional principal payment equal to 50% of such excess shall be payable by the Buyer and applied against the Subordinated Note in the inverse order of maturity. The Subordinated Note is subordinate to the Buyer's senior debt and is secured by a second lien on all of the fixed assets purchased by the Buyer. There can be no assurance that the Company will be able to collect all or any part of the Installment Payments and the Subordinated Note payments.

   All of the cash proceeds of the sale have been applied to repay outstanding bank debt.


ITEM 5.     Other Events

   In connection with the above described sale of the Company's
Furnishings Business, the Company has changed its name to Core
Technologies (Pennsylvania), Inc. This name change was approved by the stockholders of the Company at its 1994 Annual Meeting of Stockholders held on May 6, 1994.


ITEM 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

    (b)     Pro Forma Financial Information

            The pro forma financial information required pursuant to
     Article 11 of Regulation S-X was presented in the Company's definitive information statement dated August 4, 1995, which was filed with the Commission on that date. Such information is incorporated herein by reference.

    (c)     Exhibits

    2.1 Asset Purchase Agreement dated May 26, 1995 between the Company, Corel Corporate Seating, Inc., Safeguard Scientifics, Inc. and The CenterCore Group, Inc.

    2.2    Amendment No. 1 dated as of June 30, 1995 to the Asset
Purchase Agreement.

    3.1      Amended and Restated Certificate of Incorporation.

    20.1     The Company's Definitive Information Statement dated August
4, 1995.

    20.2     The Company's 1994 Annual Report to Stockholders.

    20.3     Press Release dated August 30, 1995.



                               SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 8, 1995                         CORE TECHNOLOGIES
                                               (PENNSYLVANIA), INC.


                                           By:  /s/ George E. Mitchell
                                               -----------------------
                                                 George E. Mitchell
                                                 President and
                                                 Chief Executive Officer



                              EXHIBIT INDEX

2.1 Asset Purchase Agreement dated May 26, 1995 between the Company, Corel Corporate Seating, Inc., Safeguard Scientifics, Inc. and The CenterCore Group, Inc. (1)(Appendix 99.2)

2.2 Amendment No. 1 dated as of June 30, 1995 to the Asset Purchase Agreement. (2)(Appendix 99.2)

3.1    Amended and Restated Certificate of Incorporation.

20.1   The Company's Definitive Information Statement dated August 4,
       1995. (3)

20.2   The Company's 1994 Annual Report to Stockholders. (4)(Appendix
       99.1)

20.3   Press Release dated August 30, 1995.

----------------------

(1)    Filed as an appendix to the Preliminary Information Statement on
       Schedule 14C (No. 000-17577) filed on June 26, 1995 and incorporated herein by reference.

(2) Filed as an appendix to the revised Preliminary Information Statement on Schedule 14C (No. 000-17577) filed on August 1, 1995 and incorporated herein by reference.

(3)    Filed on August 4, 1995 and incorporated herein by reference.

(4)    Filed as an appendix to the Definitive Information Statement on
       Schedule 14C (No. 000-17577) filed on August 4, 1995 and incorporated herein by reference.


                                                           Exhibit 3.1


                          AMENDED AND RESTATED
                      CERTIFICATE OF INCORPORATION
                                  OF
                 CORE TECHNOLOGIES (PENNSYLVANIA), INC.


    FIRST:    Corporate Name.  The name of the Corporation is "Core
Technologies (Pennsylvania), Inc."

    SECOND:   Registered Office.  The registered office of the
corporation is to be located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, in the County of New Castle, in the State of Delaware. The name of its registered agent at that address is The Corporation Trust Company.

    THIRD:    Corporate Purpose.  The purchase of the corporation is to
engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law.

    FOURTH:   Capital Stock.  The corporation shall be authorized to
issue Twenty-One Million (21,000,000) shares, of which Twenty Million (20,000,000) shall be Common Stock, par value $.01 per share, and One Million (1,000,000) shares shall be Series Preferred Stock, par value $.01 per share. The powers, designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof with respect to the Series Preferred Stock or any series thereof shall be fixed by resolution of the Board of Directors of the corporation.

    FIFTH:    Election of Directors.  Elections of directors
need not be by written ballot.

    SIXTH:    By-laws.  The Board of Directors shall have the
power, in addition to the stockholders, to make, alter, or repeal the by-laws of the corporation.

    SEVENTH: Liability of Directors. A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages (including, without limitation, any judgment, amount paid in settlement, fine, penalty, punitive damages, excise tax assessed with respect to an employee benefit plan, or expense of any nature (including attorneys' fees)) for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of laws; (iii) under Section 174 of the Delaware Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

    EIGHTH:   Indemnification.  The corporation shall, to the fullest
extent permitted by the General Corporation Law of Delaware, as the same may be amended and supplemented, indemnify any and all directors of the corporation and each representative of the corporation as may have been designated by the board of directors of the corporation from and against any and all costs, expenses (including attorneys' fees), damages, judgments, penalties, fines, punitive damages, excise taxes assessed with respect to an employee benefit plan and amounts paid in settlement in connection with any action, suit or proceeding, whether by or in the right of the corporation, a class of its security holders or otherwise in which the director or designated representative may be involved as a party or otherwise, by reason of the fact that such person was serving as a director, officer, employee or agent of the corporation. Notwithstanding the preceding sentence, the corporation shall not indemnify a director or designated representative for any liability incurred in an action, suit or proceeding initiated by the person seeking indemnification (which shall not be deemed to include counter-claims or affirmative defenses) unless the action, suit or proceeding is authorized, either before or after its commencement, by the affirmative vote of a majority of the directors in office. The indemnification provided for in this Article EIGHTH shall not be deemed exclusive of any other rights to which those persons indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director or designated representative and shall inure to the benefit of the heirs, executors and administrators of such a person.

    NINTH:    Reservation of Right to Amend.  The corporation
reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders are granted subject to this reservation.



                             Powers, Designations,
                 Preferences and Relative, Participating,
                Optional or Other Special Rights, and the
               Qualifications, Limitations or Restrictions
       Thereof of Series A  Redeemable Convertible Preferred Stock


I. Designation of Series. The distinctive serial designation of this series shall be "Series A Redeemable Convertible Preferred Stock"
(hereinafter called "Series A Redeemable Convertible").

II. Stated Value. The Series A Redeemable Convertible shall have a stated value of $100.00 per share.

III. Number of Shares. The number of shares of Series A Redeemable Convertible shall initially be 15,000. Shares of Series A Redeemable Convertible redeemed, purchased or otherwise acquired by the Corporation shall be canceled and shall be returned to the status of authorized but unissued shares of undesignated preferred stock of the Corporation.

IV. Dividends. Beginning with the calendar quarter commencing July 1, 1994, the holders of shares of Series A Redeemable Convertible shall be entitled to receive a quarterly dividend, in arrears, equal to $1.50 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) out of funds legally available therefor. Such dividends shall be payable only when, as and if declared by the Board of Directors, provided that quarterly dividends that are not so declared and paid shall accumulate. No dividend or other distribution shall be declared or paid on the Common Stock or on other Dividend Junior Stock unless all dividends on the Series A Redeemable Convertible accrued for all past quarterly dividend periods shall have been paid and the full dividend thereon for the current quarterly dividend period shall be paid or declared and set apart for payment. The Board of Directors shall not declare any dividend if such declaration or payment would contravene any loan covenants of the Corporation or would reduce the Corporation's working capital below that deemed necessary by the Board of Directors.

V.    Liquidation Rights.  (A)    The holders of Series A Redeemable
Convertible shall be entitled, before any distribution or payment is made to the holders of any Liquidation Junior Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, to be paid in full the amount of $100.00 per share of Series A Redeemable Convertible held plus a further amount equal to all accrued and unpaid dividends accumulated on such shares.
      (B) If, upon such liquidation, dissolution or winding up, the amounts available for distribution to the holders of Series A Redeemable Convertible and all Liquidation Parity Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then such amounts shall be paid ratably among the shares of Series A Redeemable Convertible and Liquidation Parity Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends on such Liquidation Parity Stock) payable with respect thereto, if paid in full.
      (C) If payment on liquidation, dissolution or winding up of the affairs of the Corporation shall have been made in full to holders of all shares of Series A Redeemable Convertible and Liquidation Parity Stock, the remaining assets of the Corporation shall be distributed among the holders of Liquidation Junior Stock, according to their respective rights and preferences.
      (D) For the purposes of this Section V, the consolidation or merger of the Corporation with or into any other corporation as a result of which the former stockholders of the Corporation control less than 50% of the voting power of the surviving entity, or the conveyance or transfer of the property and assets of the Corporation as, or substantially as, an entirety shall, at the election of the holders of a majority of Series A Redeemable Convertible outstanding, be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

VI.   Redemption.  (A)    The Corporation may redeem all outstanding
shares of Series A Redeemable Convertible at any time after June 1, 1995, following notice given as hereinafter specified, at the redemption price of $100.00 per share, together with all accrued and unpaid dividends thereon to the date on which the shares are redeemed ("Redemption Date"), provided, however, that the Corporation shall be required to redeem all outstanding shares of Series A Redeemable Convertible on June 1, 2001.
      (B) Notice of every redemption of shares of Series A Redeemable Convertible shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days prior to the Redemption Date, but failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceeding for the redemption of any shares so to be redeemed. The notice of redemption shall state: (1) the Redemption Date; (2) the amount of accrued and unpaid dividends on each share of Series A Redeemable Convertible and the amount of the redemption price;
(3) the Conversion Price on the date of the notice; (4) that on the Redemption Date the redemption price plus the amount of accrued but unpaid dividends will become due and payable upon each share and dividends shall cease to accrue as of the close of business on the business day prior to the Redemption Date, unless default shall be made in the payment of the redemption price; and (6) the place or places where certificates representing shares of Series A Redeemable Convertible ("Series A Redeemable Convertible Certificates") to be redeemed are to be surrendered for payment of the redemption price.
      (C) If notice of redemption as provided in subsection (B) above shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the Redemption Date specified therein the Corporation shall have deposited the funds necessary for such redemption with such bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificates for shares so called for redemption shall not have been surrendered for cancellation, from and after the Redemption Date, all shares so called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest, and the right to exercise, until the close of business on the business day preceding the Redemption Date, privileges of conversion, if any, not theretofore expired. Any interest accrued on such funds shall be paid to the Corporation from time to time. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America, the State of Delaware or the Commonwealth of Pennsylvania, shall be doing business in Delaware or in Pennsylvania, shall have capital, surplus and undivided profits aggregating at least $10,000,000 according to its last published statement of condition, and shall be identified in the notice of redemption. Any funds so set aside or deposited by the Corporation which shall not be required for such redemption because of the exercise of any right of conversion subsequent to the date of such deposit shall be released or repaid to the Corporation forthwith. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of two years from such Redemption Date shall, to the extent permitted by law, be released or repaid to the Corporation, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for payment thereof.

VII.   Optional Conversion.    (A)    Subject to any conditions herein
contained, any or all of the shares of Series A Redeemable Convertible and all accrued and unpaid dividends accumulated on such shares shall be convertible at any time and from time to time, at the option of the holder of record thereof, into fully paid and non-assessable shares of Common Stock, par value $.01 per share, of the Corporation upon surrender of the certificate or certificates representing the Series A Redeemable Convertible to be converted; and upon receipt by the Corporation of such surrendered certificate or certificates with any appropriate endorsement thereon, as may be prescribed by the Board of Directors, such holder shall be entitled to receive a certificate or certificates representing the shares of Common Stock into which such shares of Series A Redeemable Convertible and accrued and unpaid dividends are convertible. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Redeemable Convertible to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. The basis for such conversion shall be the "Conversion Rate" in effect at the time of conversion, which for the purposes hereof shall mean the number of shares of Common Stock issuable for each share of Series A Redeemable Convertible surrendered for conversion. "Conversion Price" means the price per share of Common Stock into which one share of Series A Redeemable Convertible is convertible at the Conversion Rate then in effect. Initially, the Conversion Rate shall be one hundred (i.e., one hundred shares of Common Stock for each share of Series A Redeemable Convertible being converted) and the Conversion Price shall be $1.00. In the event that unpaid dividends have accrued on shares of Series A Preferred on or prior to conversion, the amount of such dividends shall also be convertible into shares of Common Stock on the basis of the Conversion Price then in effect.

      (B) Conversion Price Adjustments. The Conversion Price and Conversion Rate of Series A Redeemable Convertible shall be subject to adjustment from time to time as follows:

   (1) Stock Dividends. In case shares of Common Stock are issued as a dividend or other distribution on the Common Stock, the Conversion Price in effect at the opening of business on the business day next succeeding the date fixed for the determination of the holders of Common Stock entitled to receive such dividend or other distribution shall be decreased to an amount equal to the Conversion Price then in effect multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of said number of shares issued and outstanding at the close of business on the date fixed for such determination and the number of shares constituting such dividend or other distribution, such decrease becoming effective immediately after the opening of business on the business day next succeeding the date fixed for such determination.

   (2) Stock Splits. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares or outstanding shares shall be combined into a smaller number of shares, the Conversion Price in effect at the opening of business on the business
   day next   succeeding the day upon which such subdivision or
   combination becomes effective shall be decreased or increased, as the case may be, to an amount equal to the Conversion Price so in effect multiplied by a fraction, the numerator of which shall be the number of shares outstanding immediately before such subdivision or combination becomes effective and the denominator of which shall be the number of shares outstanding at the opening of business on the business day next succeeding the day upon which such subdivision or combination immediately after the opening of business on the business day next succeeding the day upon which such subdivision or combination becomes effective.

   (3) Recapitalization, Reclassification. If the Corporation shall issue any securities by recapitalization or reclassification of the Common Stock, each share of Common Stock into which a share of the Series A Redeemable Convertible may immediately prior thereto be converted shall be replaced for the purposes hereof by the securities issuable or distributable in respect to each such reclassification and appropriate adjustment of the Conversion Rate in effect immediately prior to such recapitalization or reclassification shall be made, such adjustment to become effective immediately after the opening of business on the day on which such recapitalization or reclassification shall become effective.

   (4) Adjustment of Number of Shares. Upon each adjustment in the Conversion Price pursuant to any provisions of this Section VII(B), the Conversion Rate shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying the Conversion Rate in effect immediately prior to such adjustment in the Conversion Rate by a fraction, the numerator of which shall be the Conversion Price immediately prior to such adjustment and the denominator of which shall be the Conversion Price immediately thereafter.

   (5) Other Provisions Applicable to Adjustments Under this Section. The following provisions will be applicable to the making of adjustments in the Conversion Price hereinabove provided in this
   Section VII(B):

     (a) Adjustment Threshold. No reduction of the Conversion Price shall be made in an amount less than 1 cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or, if no such adjustment is made, shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward.

     (b) Fractional Shares. No fractional shares shall be issued upon conversion of the Series A Redeemable Convertible, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Redeemable Convertible the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

     (c) Notice of Adjustments. Whenever the Conversion Rate and Conversion Price are adjusted as herein provided, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Redeemable Convertible a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Redeemable Convertible, furnish or cause to be furnished to such holder a like certificate setting forth (1) such adjustment and readjustment, (2) the Conversion Price at the time in effect, and (3) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Redeemable Convertible.

   (6) Other Action Affecting Capital Stock. In case after the date hereof the Corporation shall take any action affecting the Capital Stock other than an action described in any of the foregoing subsections (B)(1)-(5) hereof, inclusive, which in the opinion of the Corporation's Board of Directors would have a materially adverse effect upon the rights of the holders of the Series A Redeemable Convertible, the Conversion Price then in effect shall be adjusted in such manner and at such time as the Board of Directors on the advice of the Corporation's independent public accountants may in good faith determine to be equitable in the circumstances.

      (C) Merger, Consolidation, Etc. In case of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale, lease, mortgage, pledge, conveyance or other disposition to another corporation of all or substantially all the property of the Corporation, each holder of a share of Series A Redeemable Convertible then outstanding and thereafter remaining outstanding shall have the right thereafter to convert each share held into the kind and amount of shares, other securities, cash and property receivable upon such transaction by a holder of the number of shares of Common Stock into which such share might have been converted immediately prior to such transaction; in any such event, effective provision shall be made, in the certificate of incorporation or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the Series A Redeemable Convertible shall thereafter be applicable, as nearly as possible, in relation to any securities, cash and property deliverable upon conversion of the shares of Series A Redeemable Convertible remaining outstanding or other convertible share or securities received by the holders in place thereof, and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, other securities, cash or property as the holders of the shares of Series A Redeemable Convertible remaining outstanding, or other convertible shares of securities received by the holders in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provision for the protection of the conversion right as above provided.

      (D) Notice of Certain Actions. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock or any class of any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series A Redeemable Convertible, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right. Any notice required by the provisions of this Section VII to be given to the holders of shares of Series A Redeemable Convertible shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

      (E) Reservation of Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Convertible such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Convertible; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Redeemable Convertible, the Corporation will take such corporate action as may, in the opinion of counsel to the holders of Series A Redeemable Convertible, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. In the event such action is not taken, the Corporation shall redeem such Series A Redeemable Convertible as may not be converted as a result of such insufficiency in reserved and unissued stock for the price and according to the terms set forth in Section VI.

VIII. Voting Rights. Except upon matters with respect to which holders of Series A Redeemable Convertible have separate voting rights as provided herein or as otherwise required by law, holders of Series A Redeemable Convertible shall be entitled to vote with holders of Common Stock and holders of any other series of Preferred Stock of the Corporation having the right to vote with holders of Common Stock under the terms of such series, and in so voting, a holder of shares of Series A Redeemable Convertible shall be entitled to cast one vote for each share of Common Stock into which such Series A Redeemable Convertible could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share).

IX. Definitions. As used herein with respect to Series A Redeemable Convertible, the following terms shall have the following meanings:

      (A) The term "Common Stock" as used herein shall be deemed to mean stock of any class of the Corporation which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which is not subject to redemption by the Corporation. Shares issuable on conversion of shares of Series A Redeemable Convertible shall include shares of the class designated as Common Stock of the Corporation as of the first date of issuance of any share of Series A Redeemable Convertible, or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

      (B) The term "Dividend Parity Stock" shall be deemed to mean all other stock of the Corporation ranking equally with the Series A Preferred Stock as to payment of dividends so long as the same is outstanding. The term "Liquidation Parity Stock" shall be deemed to mean all other stock of the Corporation ranking equally with the Series A Preferred Stock as to distribution of assets upon liquidation so long as the same is outstanding.

      (C) The term "Junior Stock" shall be deemed to mean the Common Stock and all other stock of the Corporation ranking junior to Series A Redeemable Convertible as to the payment of dividends and the distribution of assets upon liquidation. The term "Dividend Junior Stock" shall be deemed to mean the Common Stock and all other stock of the Corporation ranking junior to the Series A Redeemable Convertible as to the payment of dividends. The term "Liquidation Junior Stock" shall be deemed to mean the Common Stock and all other stock of the Corporation ranking junior to Series A Redeemable Convertible as to distribution of assets upon liquidation.

      (D) The term "Senior Stock" as used herein shall be deemed to mean all other stock of the Corporation ranking senior to the Series A Preferred Stock as to the payment of dividends or distribution of assets upon liquidation.



                                                           Exhibit 20.3


                           Core Technologies, Inc.

            CORE TECHNOLOGIES COMPLETES SALE OF FURNITURE UNIT


Exton, Pennsylvania -- August 30, 1995 -- Core Technologies, the Exton-based company that integrates and installs advanced electronic security systems and is engaged in the supply of cleanroom products, announced today it has completed the sale of its CenterCore Furniture subsidiary to an acquisition company formed by The Apollo Group, Inc.

"In addition to completing the sale of our furniture unit, we have successfully re-negotiated our bank line which now positions the Company to pursue the growing markets in security software integration and clean air environments," noted George E. Mitchell, chairman and CEO of Core Technologies.

Founded in 1984, Core Technologies is based in Exton, Pennsylvania and has offices in Exton, Pennsylvania; Austin, Texas; San Antonio, Texas and Los Angeles, California. Manufacturing facilities for Airo Clean are located in Exton, Pennsylvania.


















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